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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):    August 30, 2002
                                                         -----------------------


                                    RPM, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                       1-14187                     34-6550857
------------------              ---------                   ------------
(State or other                (Commission                (I.R.S. Employer
 jurisdiction of               File Number)              Identification No.)
 incorporation)


        2628 Pearl Road, P.O. Box 777, Medina, Ohio             44258
--------------------------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:        (330) 273-5090
                                                   -----------------------------



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

      (a)         Not applicable
      (b)         Not applicable
      (c)         Exhibits

           Number       Description
           ------       -----------

            99.1        News Release, dated August 30, 2002.


Item 9.    Regulation FD Disclosure.
           -------------------------

            On August 30, 2002, RPM, Inc. issued a news release, a copy of which is filed herewith as Exhibit 99.1.
































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                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RPM, INC.


Date:  August 30, 2002              By:     /s/ P. Kelly Tompkins
                                       -----------------------------------------
                                          P. Kelly Tompkins
                                          Vice President, General Counsel
                                          and Secretary


















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                                  EXHIBIT INDEX
                                  -------------



Exhibit              Description of Exhibit
-------              ----------------------

99.1                 News Release, dated August 30, 2002.